Exhibit 10.3

CALYXT, INC.

2017 OMNIBUS INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Recipient

Subject to the terms and conditions set forth in this Notice of Stock Option Grant (this “Notice”) and Stock Option Agreement (the Notice and Stock Option Agreement collectively constituting this “Award Agreement”), by and between Calyxt, Inc., a Delaware corporation (the “Company”) and the undersigned participant (the “Participant,” “you,” or “your”), the Company has granted you an option (the “Option”) to purchase the total number of shares of Common Stock of the Company equal to the number of shares set forth below.  The Option is being granted under, and is subject to, the Calyxt, Inc. 2017 Omnibus Incentive Plan (the “Plan”).  Unless otherwise defined in the Award Agreement, the terms used in the Award Agreement shall have the meanings defined in the Plan. The provisions of the Plan shall control in the event of a conflict among the provisions of the Plan, the Award Agreement and any descriptive materials provided to you.

Date of Grant:[•]

Exercise Price Per Share:[•]

Total Number of Shares:[•]

Total Exercise Price:[•]

Type of Option:[Non-statutory Stock Option][Incentive Stock Option]

Expiration Date:[•]
Vesting Commencement

Date:[•]

First Vest Date:[•]
Vesting/Exercise

Schedule:

Subject to Sections 2(n) and 19(g) of the Plan and Section 7 of the Award Agreement, so long as your Continuous Service Status does not terminate, the Shares underlying the Option shall vest in accordance with the provisions of the Award Agreement. The Option shall only become exercisable in accordance with the provisions of the Award Agreement.

Transferability:

You may not transfer the Option, except as set forth in Section 8 of the Award Agreement.

By your signature and the signature of the Company’s representative below, you and the Company acknowledge receipt of, and understand and agree to the Option, the Award Agreement, and the Plan. You and the Company further acknowledge that as of the Date of Grant, the Option, this Award Agreement, and the Plan set forth the entire understanding between you and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of options previously granted and delivered to you under the Plan.

You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with the Option.  In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to the Date of Grant, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. To the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as it may be amended from time to time (the “Code”). Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder. However, there is no guarantee that the Internal Revenue Service will agree with the valuation, and by signing below, you agree and acknowledge that the Company and the Administrator shall not be held liable for any applicable costs, taxes, or penalties associated with the Option if, in fact, the Internal Revenue Service were to determine that the Option constitutes deferred compensation under Section 409A of the Code.

THE COMPANY:

CALYXT, INC.

By: __________________________________	Name:

Title:

PARTICIPANT:

_____________________________________

CALYXT, INC.

2017 OMNIBUS INCENTIVE PLAN

STOCK OPTION AGREEMENT

1.Grant of Option. Calyxt, Inc., a Delaware corporation (the “Company”), hereby grants to [•] (the “Participant”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the Exercise Price per Share set forth in the Notice, which represents at least the Fair Market Value of a Share on the Date of Grant (the “Exercise Price”). The Option is being granted pursuant to the terms of the Calyxt, Inc. 2017 Omnibus Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this agreement (this “Agreement”) by reference.

(a)[Designation of Option.  The Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, although the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares that are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its parent and subsidiary corporations, within the meaning of Sections 424(e) and (f) of the Code) exceeds One Hundred Thousand Dollars ($100,000) (or such other amount as may be permitted from time to time under Section 422 of the Code), the Option or portions thereof which exceed such limit (according to the order in which they are granted) shall be treated as an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.]1 [Reserved.]2

(b)Consideration; Subject to Plan.  The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2.Vesting of Option. Provided that the Participant’s Continuous Service Status does not terminate, the Option shall become vested as to:

•	[•]% of the total number of Shares underlying the Option on [•]; and
•	[•]% of the total number of Shares underlying the Option on [•]; and
•	[•]% of the total number of Shares underlying the Option on [•];

provided that:

[in the event that a Triggering Event occurs prior to the Expiration Date of the Option, the Option shall become vested as to an additional 25% of the total number of Shares underlying the Option; and provided further that the Option shall become vested as to 100% of the Shares underlying the Option in the event of (a) the termination of the Participant’s employment without Cause within 12 months following a Triggering Event or (b) the

[1]	To be included in award agreements for Incentive Stock Options only.
[2]	To be included in award agreements for Non-statutory Stock Options only.

resignation of the Participant for Good Reason within 12 months following a Triggering Event. In all cases, in no event will the Option become vested as to more than 100% of the total number of Shares subject to the Option.

As used in this Stock Option Agreement and for all purposes relating to the Option, including cessation of Continuous Service Status, “Good Reason” shall mean: (i) a material reduction in the Participant’s base salary, other than a general reduction in base salaries that affects all similarly-situated Employees or Consultants, as applicable, in substantially the same proportion or (ii) an involuntary relocation of the Participant’s principal place of employment by more than 100 miles, provided that (x) the Participant has provided written notice to the Company of the existence of the circumstances constituting Good Reason within 30 days of the initial existence of such circumstances, (y) the Company fails to cure such circumstances within 30 days of the receipt of such written notice, and (z) the Participant’s resignation is effective not later than 90 days after the first occurrence of the applicable grounds constituting Good Reason. If the Participant does not resign for Good Reason in accordance with, and within the time period set forth in, the preceding sentence, then the Participant will be deemed to have waived the Participant’s right to terminate for Good Reason with respect to such circumstances and such circumstances shall be deemed not to constitute Good Reason.]3

[in the event that a Triggering Event occurs or in the event of a change in control of a Parent, in each case prior to the Expiration Date of the Option, the Option will become vested as to 100% of the total number of the Shares underlying the Option, to the extent not already vested. In all cases, in no event will the Option become vested as to more than 100% of the total number of Shares subject to the Option.]4

3.Exercise of Option.

(a)Right to Exercise.

(i)The Option may not be exercised for a fraction of a share.

(ii)In the event of the Participant’s death, Disability or other termination of Continuous Service Status, the exercisability of the Option shall be governed by Section 7 below, subject to the limitations contained in this Section 3.

(iii)In no event may the Option be exercised after the Expiration Date of the Option as set forth in the Notice, which Expiration Date shall in no event exceed the tenth anniversary of the Date of Grant.

(b)Method of Exercise.  The Participant may exercise the vested portion of the Option during its term by:

(i)delivering the Exercise Agreement (in the form attached hereto as Exhibit A) or of any other form of written notice approved for such purpose by the Company, which shall state the Participant’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, the Exercise Price, and such other representations and

[3]	To be included only in award agreements for Participants who are employees of the Company.
[4]	To be included in award agreements for Participants who are Consultants, non-employee directors of the Company, or directors or employees of a Parent.

agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Participant and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the entire aggregate Exercise Price for the purchased Shares.

(ii)As a condition to the exercise of the Option and as further set forth in Section 15 of the Plan, the Participant agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise. Regardless of any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld. The Participant further acknowledges that the Company (A) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting, exercise/settlement of the Option, the issuance of Shares upon settlement of the Option and the subsequent sale of Shares acquired pursuant to such issuance and (B) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.

In the event that the Participant fails to make adequate provision for applicable tax withholding obligations (or where the amount of money provided is insufficient to satisfy the applicable obligations), the Participant authorizes the Company, in its discretion, to satisfy the obligations with regard to all Tax-Related Items by (x) withholding from the Participant’s wages or other cash compensation paid to the Participant, (y) withholding through a Cashless Exercise established with a broker, or (z) a combination of the foregoing.

If the Participant’s obligation is satisfied through a Cashless Exercise as described in the foregoing paragraph, the Company shall endeavor to sell only the number of Shares required to satisfy the Participant’s obligations for Tax-Related Items; however the Participant agrees that the Company may sell more Shares than necessary to cover the Tax-Related Item, and that in such event, the Company shall reimburse the Participant for the excess amount withheld, in cash and without interest.

(iii)The Company is not obligated, and shall have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. The Option may not be exercised until such time as the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would not constitute a violation of any Applicable Laws, including any applicable federal or state securities laws or any other law or regulation. As a condition to the exercise of the Option, the Company may require the Participant to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

(iv)Subject to compliance with Applicable Laws, the Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.

4.Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the Participant:

(a)Cash, check or wireless transfer;

(b)at the discretion of the Plan Administrator on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that the Participant previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or

(c)at the discretion of the Plan Administrator on a case by case basis, by Cashless Exercise established with a broker.

5.No Right to Continued Service. Neither the Plan nor this Agreement, or the grant of an Option, shall confer upon the Participant any right to be retained in any position, as an employee, consultant, director, or officer of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service Status at any time, with or without Cause. The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option unless and until the Participant is the registered owner of such Shares.

6.No Right to Future Options.  Any Option granted under the Plan shall be a one-time Option that does not constitute a promise of future grants.  The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

7.Termination of Relationship.  [Notwithstanding the foregoing, any Award granted to an individual who is nominated to become a Director and is not an Employee or Consultant or a director of a Parent at the time of grant shall be forfeited in its entirety if such individual does not commence providing services to the Company within 12 months after the date of grant of such Award.]5

(a)Termination for Reasons Other than Cause. In the event of termination of the Participant’s Continuous Service Status for any reason other than Cause,

[5]	To be included in award agreements for Non-statutory Stock Options only, as Incentive Stock Options are only granted to current Employees.

including the Participant’s death or Disability, the Participant (or the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, as applicable) may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (i) the date that is three (3) months following the date of termination of the Participant’s Continuous Service Status or (ii) the Expiration Date. The unvested portion of the Option shall expire on the date of termination of the Participant’s Continuous Service Status.

(b)Termination for Cause. In the event of termination of the Participant’s Continuous Service Status for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable. If the Participant’s Continuous Service Status is suspended pending an investigation of whether the Participant’s Continuous Service Status will be terminated for Cause, all the Participant’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.

8.Non-Transferability of Option. The Option may not be transferred by the Participant other than by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him or her. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

9.Not Salary, Pensionable Earnings or Base Pay.  The Participant acknowledges that the Option shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

10.Forfeiture Upon Breach of Certain Other Agreements.  The Participant’s breach of any non-competition, non-solicitation, confidentiality, non-disparagement, assignment of inventions or other intellectual property agreement that the Participant may be a party to with the Company or any Subsidiary or Affiliate, in addition to whatever other equitable relief or monetary damages that the Company or any Subsidiary or Affiliate may be entitled to, shall result in automatic rescission, forfeiture, cancellation or return of any Shares (whether or not vested) held by the Participant.

11.Recoupment/Clawback.  The Option may be subject to recoupment or “clawback” as may be required by Applicable Laws, stock exchange rules or by any applicable Company policy or arrangement, as it may be established or amended from time to time.

12.Effect of Agreement. The Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts the Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

13.[Qualification as an Incentive Stock Option. It is understood that the Option (except to the extent of the $100,000 limitation as described in Section 1(a) above) is intended to qualify as an incentive stock option as defined in Section 422 of the Code to the extent permitted under Applicable Law. Accordingly, the Participant understands that in order to obtain the benefits of an incentive stock option, no sale or other disposition may be made of shares for which incentive stock option treatment is desired within one (1) year following the date of exercise of the Option or within two (2) years from the Date of Grant. The Participant understands and agrees that the Company shall not be liable or responsible for any additional tax liability the Participant incurs in the event that the Internal Revenue Service for any reason determines that the Option does not qualify as an incentive stock option within the meaning of the Code.]6 [Reserved.]7

14.[Disqualifying Disposition. If the Participant disposes of the Shares of Common Stock prior to the expiration of either two (2) years from the Date of Grant and or one (1) year from the date the Shares are transferred to the Participant pursuant to the exercise of the Option, the Participant shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. The Participant also agrees to provide the Company with any information concerning any such dispositions as the Company requires for tax purposes.]8 [Reserved]9

15.[Significant Stockholders. Notwithstanding anything in this Agreement to the contrary, if the Participant owns, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (within the meaning of Section 424(f) of the Code) on the Date of Grant, then the Exercise Price shall be at least 110% of the Fair Market Value per Share on the Date of Grant, and the Expiration Date shall in no event exceed the fifth anniversary of the Date of Grant.]10 [Reserved]11

16.Miscellaneous.

(a)Governing Law; Waiver of Jury Trial. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.  BY RECEIPT OF THE OPTION, THE PARTICIPANT WAIVES ANY RIGHT THAT THE PARTICIPANT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PLAN.

(b)Participant Undertaking; Acceptance.  The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Option pursuant to this Agreement.  The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Option and the Participant’s rights and obligations with respect thereto are set forth in the Plan.  The Participant has read carefully,

[6]	To be included in award agreements for Incentive Stock Options only.
[7]	To be included in award agreements for Non-statutory Stock Options only.
[8]	To be included in award agreements for Incentive Stock Options only.
[9]	To be included in award agreements for Non-statutory Stock Options only.
[10]	To be included in award agreements for Incentive Stock Options only.
[11]	To be included in award agreements for Non-statutory Stock Options only.

and understands, the provisions of this Agreement and the Plan. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

(c)Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal, one selected by the Company, one selected by the Participant, and the third selected by the first two. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages.

(d)Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges and supersedes all prior and contemporaneous discussions, arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof.

(e)Amendment; Waiver.  Except as contemplated under the Plan, no modification of or amendment to this Agreement that has a material adverse effect on the Participant, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party, provided that no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement and a substantially similar provision shall be inserted that as closely as possible reflects the intent of the parties shall be substituted in place of such unenforceable provision, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(g)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice:

If to the Company:

Calyxt, Inc.

2800 Mount Ridge Road

Roseville, MN 55113

Attention:
Email:

If to the Participant:

At the Participant’s most recent address in the Company’s records.

(h)Counterparts. The Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i)Successors and Assigns; No Third-Party Beneficiaries. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Agreement may not be assigned without the prior written consent of the Company.  Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

17.Data Privacy Notice and Consent.  By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any subsidiary, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

(a)administering and maintaining the Participant records, a dissolution or liquidation of the Company;

(b)providing information to the Company, Subsidiaries, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

(c)providing information to future purchasers or merger partners of the Company or any subsidiary, or the business in which the Participant works; and

(d)transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice.

THE COMPANY:

CALYXT, INC.

By: __________________________________	Name: Title:

PARTICIPANT:

________________________________________

EXHIBIT A
CALYXT, INC.
2017 OMNIBUS INCENTIVE PLAN
EXERCISE AGREEMENT

This Exercise Agreement (this “Agreement”) is made as of, by and between Calyxt, Inc., a Delaware corporation (the “Company”), and [•] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2017 Omnibus Incentive Plan (the “Plan”).

1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [•] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted [•] (the “Option Agreement”). The purchase price for the Shares shall be $[•] per Share for a total purchase price of $[•]. The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax withholding obligations, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company shall deliver to Purchaser a certificate representing the Shares as soon as practicable following such date.

3.Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions set forth below and applicable securities laws.

4.Restrictive Legends and Stop-Transfer Orders.

(a)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.No Right to Continued Service. Nothing in this Agreement, the Plan, the Option Agreement, or the attached documents confers upon the Participant any right to be retained in any position, as an employee, consultant, director, or officer of the Company. Further, nothing in the Plan, the Option Agreement, or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service Status at any time, with or without Cause.

6.Miscellaneous.

(a)Governing Law; Waiver of Jury Trial. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.  BY RECEIPT OF THE OPTION, THE PARTICIPANT WAIVES ANY RIGHT THAT THE PARTICIPANT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PLAN.

(b)Participant Undertaking; Acceptance.  The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Option pursuant to this Agreement.  The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Option and the Participant’s rights and obligations with respect thereto are set forth in the Plan.  The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(c)Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal comprised of three individuals, one selected by the Company, one selected by the Participant, and the third selected by the first two. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages.

(d)Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges and supersedes all prior and contemporaneous discussions, arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof.

(e)Amendment; Waiver.  Except as contemplated under the Plan, no modification of or amendment to this Agreement that has a material adverse effect on the Participant, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party, provided that no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement and a substantially similar provision shall be inserted that as closely as possible reflects the intent of the parties shall be substituted in place of such unenforceable provision, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(g)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice:

If to the Company:

Calyxt, Inc.

2800 Mount Ridge Road

Roseville, MN 55113

Attention:
Email:

If to the Participant:

At the Participant’s most recent address in the Company’s records.

(h)Counterparts. The Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i)Successors and Assigns; No Third-Party Beneficiaries. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Agreement may not be assigned without the prior written consent of the Company.  Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[Signature Page Follows]

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

CALYXT, INC.

By:

(Signature)

Name:

PURCHASER:

I,             , spouse of [•], have read and hereby approve the foregoing terms set forth in this Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in this Agreement, I hereby agree to be irrevocably bound by this Agreement and further agree that any community property or other such interest shall hereby by similarly bound by this Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under this Agreement.

Spouse of [•] (if applicable)